EXHIBIT 24.1

                                                              POWER OF ATTORNEY

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated: January 29, 1997
                                               /S/ JAMES I. CASH
                                               -------------------------
                                                  James I. Cash

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated: January 28, 1997
                                        /S/ JOAN RIDDER CHALLINOR
                                        -------------------------
                                          Joan Ridder Challinor

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 28, 1997
                                                 /S/ ALVAH H. CHAPMAN, JR.
                                                 -------------------------
                                                   Alvah H. Chapman, Jr.

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 28, 1997
                                          /S/ PETER C. GOLDMARK, JR.
                                          --------------------------
                                            Peter C. Goldmark, Jr.

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine and Ross Jones, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  July 16, 1997
                                                  /S/ GARY R. EFFREN
                                                  ------------------
                                                   Gary R. Effren

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 28, 1997

                                                  /S/ JOHN C. FONTAINE
                                                  --------------------
                                                    John C. Fontaine

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 28, 1997

                                              /S/ BARBARA BARNES HAUPTFUHRER
                                              ------------------------------
                                                 Barbara Barnes Hauptfuhrer

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 29, 1997
                                                /S/ JESSE HILL, JR.
                                                -------------------
                                                  Jesse Hill, Jr.

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 28, 1997
                                                        /S/ ROSS JONES
                                                        ----------------------
                                                          Ross Jones

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 28, 1997

                                           /S/ C. PETER MCCOLOUGH
                                           ----------------------
                                             C. Peter McColough

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 28, 1997

                                             /S/ M. KENNETH OSHMAN
                                             ---------------------
                                               M. Kenneth Oshman

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 28, 1997

                                             /S/ THOMAS L. PHILLIPS
                                             ----------------------
                                               Thomas L. Phillips

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 28, 1997

                                                  /S/ P. ANTHONY RIDDER
                                                  ---------------------
                                                    P. Anthony Ridder

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 28, 1997

                                              /S/ RANDALL L. TOBIAS
                                              ---------------------
                                                Randall L. Tobias

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 28, 1997

                                               /S/ GONZALO F .VALDES-FAULI
                                               ---------------------------
                                                Gonzalo F. Valdes-Fauli

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint John
C. Fontaine, Ross Jones and Gary R. Effren, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead, in such capacity or capacities (whether on behalf of the Company, or as a director and/or officer of the Company, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Acts of the offer and sale of up to $500,000,000 aggregate principal amount of the Company's debt securities, including, without limitation, power and authority to sign his or her name (whether on behalf of the Company, as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to any Registration Statements and any amendments and post-effective amendments to Registration Statements relating to the registration of the offer and sale of any such debt securities and exhibits and other documents forming a part of any such Registration Statement or amendment, or executed in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person; and the undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto on the date set forth opposite his or her name.

Dated:  January 28, 1997

                                               /S/ JOHN L. WEINBERG
                                               --------------------
                                                 John L. Weinberg